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                                                                   Exhibit 10.39

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

         This SECOND AMENDMENT TO EMPLOYMENT AGREEMENT is made as of the 15th day of December, 1999 (the "Effective Date of the Second Amendment") to the Employment Agreement dated as of April 29, 1998, as amended by the First Amendment To Employment Agreement (the "First Amendment") entered into on the 29th day of July, 1999, by and between ResortQuest International, Inc., a Delaware Corporation formerly known as Vacation Properties International, Inc. ("RQI") and David C. Sullivan (the "Employee") (collectively the "Employment Agreement").

                                   BACKGROUND

A. ResortQuest and Employee have previously entered into the Employment Agreement and the First Amendment to Employment Agreement; and

B. ResortQuest and Employee desire to amend the Employment Agreement, as amended by the First Amendment.

                             STATEMENT OF AGREEMENT

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereto agree as follows:

1. The first sentence of paragraph 1(a) of the Employment Agreement is hereby amended to read as follows:

         "(a) ResortQuest hereby employs Employee as an employee of ResortQuest."

2. Subparagraph 2(a) is amended in its entirety to read as follows:

         "(a) Base Salary. The base salary payable to Employee shall be $150,000 per year, payable on a regular basis in accordance with ResortQuest's standard procedures, but not less than monthly.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first written above.

RESORTQUEST INTERNATIONAL, INC.

By: /s/ John K. Lines
   -----------------------------------
      Name: John K. Lines

Title: Sr. Vice President, General Counsel
       & Secretary


          /s/ David C. Sullivan
          -----------------------------------
Employee: David C. Sullivan